UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 12, 2013

GLOBAL CLEAN ENERGY HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-12627	87-0407858
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 W. Broadway, Suite 650 Long Beach, California		90802
(Address of principal executive offices)		(Zip Code)
(310) 641-4234
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12).

☐	Pre-commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory Note

On March 18, 2013, Global Clean Energy Holdings, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”) in connection with the completion on March 13, 2013 of the purchase of certain assets, patents, and other intellectual property and rights related to the development of Camelina sativa as a biofuels feedstock (the “Camelina Assets”).  Also on March 13, 2013, the Company completed the purchase of all of the issued and outstanding limited liability company interests of Sustainable Oils, LLC, a Delaware limited liability company.  In response to Items 9.01(a) and 9.01(b) of the Initial Report, the Company indicated that it would file the required financial information by amendment, as permitted by Items 9.01(a)(4) and 9.01(b)(2) to Form 8-K.  This Amendment No. 1 to the Current Report on Form 8-K/A (this “Amendment”) amends Items 9.01(a) and 9.01(b) of the Initial Report to provide the required financial information.  The information reported in the Initial Report is incorporated by reference into this Amendment.

On March 29, 2013, as an exhibit to the Company’s Annual Report on Form 10-K, the Company filed the Asset Purchase Agreement, dated March 12, 2013 (the ‘‘Asset Purchase Agreement’’), that the Company had entered into with Targeted Growth, Inc., a Washington corporation, in connection with the purchase of the Camelina Assets.  The Asset Purchase Agreement, as filed, mistakenly omitted to include certain of the exhibits to that agreement.  Accordingly, the Company is hereby re-filing the Asset Purchase Agreement, with all of the exhibits thereto.

As contemplated by the Asset Purchase Agreement, on May 24, 2013 the Company entered into a Facilities Sublease and License Agreement with Targeted Growth, Inc.  The Facilities Sublease and License Agreement is hereby filed as part of this Amendment.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 30, 2013, the Company and Donald J. Murray mutually agreed to cancel the Consulting Agreement between the parties.  Mr. Murray had served as the Company’s Interim Chief Financial Officer.  As a result, the employment of Mr. Murray as the Company’s Interim Chief Financial Officer ended.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited financial statement of Sustainable Oils, LLC as of December 31, 2012 are attached as Exhibit 99.1 to this Amendment.

(b)           Pro Forma Financial Information.

The unaudited pro forma consolidated financial information reflecting the Company’s acquisition of Sustainable Oils, LLC is attached as Exhibit 99.2 to this Amendment.  The pro forma unaudited financial statements are presented for illustrative purposes only.  They are not necessarily indicative of the operating results or financial position that would have been achieved had the acquisition been consummated as of the dates indicated or of the results that may be obtained for future periods.

(d)           Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated March 12, 2013, between Targeted Growth, Inc. and Global Clean Energy Holdings, Inc.
10.2	Facilities Sublease and License Agreement, dated May 24, 2013, between Global Clean Energy Holdings, Inc. and Targeted Growth, Inc.
23.1	Consent of Independent Registered Public Accounting Firm, Hansen, Barnett & Maxwell. P.C.
99.1	Audited financial statements of Sustainable Oils, LLC for the fiscal year ended December 2012.
99.2
Unaudited pro forma combined financial statements of the Company  giving effect to the Company’s acquisition of Sustainable Oils, LLC for the twelve months ended December 31, 2012 and Pro Forma Unaudited Consolidated Statement of Operations for the period commencing January 1, 2012 and ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2013	GLOBAL CLEAN ENERGY HOLDINGS, INC. By: /s/ Richard Palmer Richard Palmer Chief Executive Officer